SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of earliest event reported: October 29, 2002

                               ATA HOLDINGS CORP.
             (Exact name of registrant as specified by its charter)

Indiana 35-1617970


Item 9. Regulation FD Disclosure

ATA Holdings Corp. (the "Company") is furnishing as Exhibit 99 attached hereto certain selected operating and financial statistics which are being provided to the investment community in a letter dated October 29, 2002.

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ATA Holdings Corp. (Registrant)

                                              /s/ Kenneth K.Wolff
                                              Kenneth K. Wolff
                                              Executive Vice President and CFO


Date: October 29, 2002


Exhibit 99


                                              October 29, 2002


The following enclosures contain forward-looking information. Such forward-looking information is based upon management's current knowledge of factors affecting the Company's business. Where the Company expresses an expectation or belief as to future results in any forward-looking information, such expectation or belief is expressed in good faith and is believed to have a reasonable basis. The differences between expected outcomes and actual results can be material, depending upon the circumstances. The expected capacity figures are dependent upon delivery and fleet transition schedules that could change. The expected fuel outlook is based upon management's estimation of fuel consumed by the Company's aircraft and future fuel prices that may differ materially from current Company expectations. The Company can provide no assurance that its expectations will be achieved. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.





Dear Investment Community:

We are pleased to present you with our October 29 ATA Holdings Corp. Investor Update. We hope that you find this to be a useful supplement to our third quarter earnings release. The operating statistics shown below reflect actual January - September traffic and capacity statistics. Our fuel consumption and expenditures have also been updated to reflect actual statistics, as well as hedging activity. As described in the above paragraph, this document contains forward-looking information. While we currently expect to update this information regularly, we are under no obligation to do so and these projections, as always, are subject to change.

                                              Sincerely,
                                              /s/Kenneth K. Wolff
                                              Kenneth K. Wolff
                                              Executive Vice President and CFO

                         ATA HOLDINGS CORP. INVESTOR UPDATE
                               As of October 29, 2002

                                        Expected Capacity (expressed in Available Seat Miles)
                                                            (in millions)


Business Unit                 1st Quarter 2002  2nd Quarter 2002 3rd Quarter 2002  4th Quarter 2002 Full Year 2002   Full Year 2003
                                  (Actual)          (Actual)          (Actual)        (Forecast)      (Forecast)       (Forecast)

Scheduled Service - Jets           2,976             3,247             3,563          3,580            13,366           16,560
                  (yr/yr)            6.8%             11.1%             20.9%          35.4%             18.3%            23.9%

Scheduled Service - Commuter          45                48                66             80               239              310
                  (yr/yr)           45.2%             41.2%             80.1%          77.9%             63.7%            29.7%

Military                             494               510               555            660             2,219            2,380
                  (yr/yr)           -3.3%            -11.7%             13.0%          17.1%              3.4%             7.3%

Charter                              790               441               305            280             1,816            1,290
                  (yr/yr)            1.4%            -33.4%            -61.9%         -19.4%            -29.9%           -29.0%

Sub-service                            2                 4                 5              0                11                0
                  (yr/yr)          -75.0%            300.0%               NA             NA              37.5%               NA

Total                              4,307             4,250             4,494          4,600            17,651           20,540
                  (yr/yr)            4.6%              1.3%              5.2%          27.8%              9.0%            16.4%


                                       Expected Traffic (expressed in Revenue Passenger Miles)
                                                            (in millions)


Business Unit                     1st Quarter 2002    2nd Quarter 2002    3rd Quarter 2002    4th Quarter 2002    Full Year 2002
                                      (Actual)           (Actual)             (Actual)           (Forecast)          (Forecast)


Scheduled Service - Jets             2,155                2,488               2,694                 2,560             9,897
                         (yr/yr)       3.2%                 6.9%               16.7%                 36.5%             15.1%

Scheduled Service - Commuter            29                   34                  44                    50               157
                         (yr/yr)      31.8%                41.7%               96.3%                 77.8%             67.0%

Military                               214                  253                 252                   330             1,049
                         (yr/yr)      -7.4%                 0.4%               -1.3%                 44.0%              8.6%

Charter                                633                  349                 247                   210             1,439
                         (yr/yr)       9.9%               -30.8%              -63.4%                -18.3%            -28.4%

Sub-service                              1                    2                   2                     0                 5
                         (yr/yr)     -80.0%               200.0%                 NA                    NA               0.0%

Total                                3,032                3,126               3,239                 3,150            12,547
                         (yr/yr)       3.8%                 0.6%               -0.7%                 31.8%              7.5%


                                                            Fuel Outlook


                                   1st Quarter 2002   2nd Quarter 2002  3rd Quarter 2002   4th Quarter 2002   Full Year 2002
                                       (Actual)           (Actual)          (Actual)          (Forecast)        (Forecast)


Price per Gallon                        $0.766            $0.894             $0.902            $1.017             $0.899
Gallons Consumed (000)                  60,727            57,209             58,727            60,742            237,405
% Gallons Hedged                            5%               24%                17%                0%                11%
% Gallons Passed Through                   35%               26%                23%               24%                27%




                                          ATAH Fleet Summary Year-End 2001 to Year-End 2003

Aircraft Type                                             Operating         Change       Operating        Change        Operating
                                                           12/31/01      (Projected)      12/31/02     (Projected)       12/31/03
                                                           (Actual)                     (Projected)                    (Projected)

Boeing 737-800                                                14             +16             30             +1              31
Boeing 757-200                                                15              +1             16             -1              15
Boeing 757-300                                                 5              +5             10             +2              12
Boeing 727-200                                                10             -10              0              0               0
Lockheed L1011                                                15              -5             10             -4               6
                                                              --               -             --              -              --
Total Jets                                                    59              +7             66             -2              64

Saabs                                                         11              +6             17              0              17



                                    Capital Expenditures and Aircraft Deposit Inflows (Outflows)
                                                            (in millions)

                                          1st Quarter 2002  2nd Quarter 2002    3rd Quarter 2002 4th Quarter 2002  Full Year 2002
                                              (Actual)          (Actual)           (Actual)         (Forecast)       (Forecast)
Non-Flight Capital Expenditures                  ($4)               ($5)             ($5)              ($1)            ($15)
Aircraft Bridge Financing1                     ($115)              $115               NA                NA               $0
Aircraft Maintenance and Parts                  ($26)               ($8)             ($9)              ($8)            ($51)
              Total Capital Expenditures       ($145)              $102             ($14)              ($9)            ($66)

Aircraft Deposit Inflows (Outflows)2              $11               $12               $2               $15              $40

1 Reflects purchase of two 757-300's that were financed with operating leases in Q2.
2 Net of financing.
